EXHIBIT 99.05

         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

   The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Travelers and the historical consolidated statement of financial condition of Salomon giving effect to the Merger as though it had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Travelers and Salomon giving effect to the Merger. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Travelers as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Travelers' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively.

   The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the Merger been consummated or of future operations of the combined company.

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                             AS OF JUNE 30, 1997
                           (in millions of dollars)

                                                                     TRAVELERS     SALOMON      PRO FORMA     PRO FORMA
                                                                    HISTORICAL    HISTORICAL   ADJUSTMENTS    COMBINED
                                                                   ------------ ------------  ------------- -----------
ASSETS
Cash and cash equivalents ........................................   $  1,739      $  2,081      $            $  3,820
Investments and real estate held for sale:
 Fixed maturities, primarily available for sale at market value  .     45,981                                   45,981
 Equity securities, at market value...............................      1,377                                    1,377
 Mortgage loans...................................................      3,748                                    3,748
 Real estate held for sale........................................        502                                      502
 Policy loans.....................................................      1,873                                    1,873
 Short-term and other.............................................      5,135                                    5,135
                                                                   ------------ ------------  ------------- -----------
  Total investments and real estate held for sale.................     58,616            --           --        58,616
                                                                   ------------ ------------  ------------- -----------
Securities borrowed or purchased under agreements to resell ......     27,950        91,320                    119,270
Brokerage receivables.............................................      8,507         6,014                     14,521
Trading securities owned, at market value.........................     14,014       132,848                    146,862
Commodities and related products and instruments..................                    1,533                      1,533
Net consumer finance receivables..................................      8,834                                    8,834
Reinsurance recoverables..........................................      9,876                                    9,876
Value of insurance in force and deferred policy acquisition costs       2,698                                    2,698
Cost of acquired businesses in excess of net assets...............      2,991                                    2,991
Separate and variable accounts....................................      9,830                                    9,830
Other receivables.................................................      5,108           624                      5,732
Other assets......................................................      9,443         1,533                     10,976
                                                                   ------------ ------------  ------------- -----------
Total assets......................................................   $159,606      $235,953      $    --      $395,559
                                                                   ============ ============  ============= ===========
LIABILITIES
Investment banking and brokerage borrowings.......................   $  4,268      $  8,036      $            $ 12,304
Short-term borrowings.............................................      2,812                                    2,812
Long-term debt....................................................     11,122        16,080                     27,202
Securities loaned or sold under agreements to repurchase .........     26,889       108,814                    135,703
Brokerage payables................................................      5,042         7,269                     12,311
Trading securities sold not yet purchased, at market value .......      9,640        87,058                     96,698
Contractholder funds..............................................     14,601                                   14,601
Insurance policy and claims reserves..............................     43,940                                   43,940
Separate and variable accounts....................................      9,818                                    9,818
Accounts payable and other liabilities............................     15,196         2,843                     18,039
                                                                   ------------ ------------  ------------- -----------
  Total liabilities...............................................    143,328       230,100           --       373,428
                                                                   ------------ ------------  ------------- -----------
ESOP Preferred stock--Series C....................................        140                                      140
Redeemable preferred stock........................................                      420                        420
Mandatorily redeemable preferred securities of subsidiary trusts        1,900           345                      2,245
STOCKHOLDERS' EQUITY
Preferred stock...................................................      1,075           450                      1,525
Common stock......................................................          7           159         (158)            8
Additional paid-in capital........................................      7,561           438       (1,089)        6,910
Retained earnings.................................................      8,524         5,811       (2,807)       11,528
Treasury stock, at cost...........................................     (2,958)       (1,769)       4,054          (673)
Unrealized gain on investment securities..........................        436                                      436
Other.............................................................       (407)           (1)                      (408)
                                                                   ------------ ------------  ------------- -----------
  Total stockholders' equity......................................     14,238         5,088           --        19,326
                                                                   ------------ ------------  ------------- -----------
Total liabilities and stockholders' equity........................   $159,606      $235,953      $    --      $395,559
                                                                   ============ ============  ============= ===========

        See accompanying Notes to Unaudited Pro Forma Condensed
                  Combined Financial Statements

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
              (in millions of dollars, except per share amounts)

                                                                 TRAVELERS     SALOMON     PRO FORMA
                                                                HISTORICAL    HISTORICAL    COMBINED
                                                               ------------ ------------  -----------
REVENUES:
Insurance premiums............................................    $ 4,444       $           $ 4,444
Commissions and fees..........................................      1,718          640        2,358
Interest and dividends........................................      3,206        3,045        6,251
Finance related interest and other charges....................        627                       627
Principal transactions........................................        514          927        1,441
Asset management and administration fees......................        762           29          791
Other income..................................................        630                       630
                                                               ------------ ------------  -----------
  Total revenues..............................................     11,901        4,641       16,542
                                                               ------------ ------------  -----------
EXPENSES:
Policyholder benefits and claims..............................      3,811                     3,811
Non-insurance compensation and benefits.......................      1,950        1,111        3,061
Insurance underwriting, acquisition and operating ............      1,604                     1,604
Interest......................................................      1,349        2,527        3,876
Provision for consumer finance credit losses..................        145                       145
Other operating...............................................        876          374        1,250
                                                               ------------ ------------  -----------
  Total expenses..............................................      9,735        4,012       13,747
                                                               ------------ ------------  -----------
Income before income taxes and minority interest..............      2,166          629        2,795
Provision for income taxes....................................        763          236          999
Minority interest, net of income taxes........................         98                        98
                                                               ------------ ------------  -----------
Income from continuing operations.............................    $ 1,305       $  393      $ 1,698
                                                               ============ ============  ===========
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK
 EQUIVALENTS:
Continuing operations.........................................    $  1.96       $ 3.34      $  2.12
                                                               ============ ============  ===========
Weighted average common shares outstanding and common stock
 equivalents (millions).......................................      645.7        108.8        768.6
                                                               ============ ============  ===========

          See accompanying Notes to Unaudited Pro Forma Condensed
                    Combined Financial Statements

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
              (in millions of dollars, except per share amounts)

                                                                 TRAVELERS     SALOMON     PRO FORMA
                                                                HISTORICAL    HISTORICAL    COMBINED
                                                               ------------ ------------  -----------
REVENUES:
Insurance premiums............................................    $3,316        $           $ 3,316
Commissions and fees..........................................     1,766           597        2,363
Interest and dividends........................................     2,543         3,008        5,551
Finance related interest and other charges....................       571                        571
Principal transactions........................................       543         1,235        1,778
Asset management and administration fees......................       648            22          670
Other income..................................................       554                        554
                                                               ------------ ------------  -----------
  Total revenues..............................................     9,941         4,862       14,803
                                                               ------------ ------------  -----------
EXPENSES:
Policyholder benefits and claims..............................     3,590                      3,590
Non-insurance compensation and benefits.......................     1,930         1,096        3,026
Insurance underwriting, acquisition and operating ............     1,367                      1,367
Interest......................................................     1,060         2,401        3,461
Provision for consumer finance credit losses..................       128                        128
Other operating...............................................       850           352        1,202
                                                               ------------ ------------  -----------
  Total expenses..............................................     8,925         3,849       12,774
                                                               ------------ ------------  -----------
Gain on sale of subsidiaries and affiliates...................       397                        397
                                                               ------------ ------------  -----------
Income before income taxes and minority interest..............     1,413         1,013        2,426
Provision for income taxes....................................       361           405          766
Minority interest, net of income taxes........................       (44)                       (44)
                                                               ------------ ------------  -----------
Income from continuing operations.............................    $1,096        $  608      $ 1,704
                                                               ============ ============  ===========
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK
 EQUIVALENTS:
Continuing operations.........................................    $ 1.65        $ 5.41      $  2.15
                                                               ============ ============  ===========
Weighted average common shares outstanding and common stock
 equivalents (millions).......................................     636.1         106.0        755.9
                                                               ============ ============  ===========

     See accompanying Notes to Unaudited Pro Forma Condensed
               Combined Financial Statements

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
              (in millions of dollars, except per share amounts)

                                                                 TRAVELERS     SALOMON     PRO FORMA
                                                                HISTORICAL    HISTORICAL    COMBINED
                                                               ------------ ------------  -----------
REVENUES:
Insurance premiums............................................    $ 7,633       $           $ 7,633
Commissions and fees..........................................      3,422        1,179        4,601
Interest and dividends........................................      5,549        5,748       11,297
Finance related interest and other charges....................      1,163                     1,163
Principal transactions........................................        990        1,990        2,980
Asset management and administration fees......................      1,349           48        1,397
Other income..................................................      1,239           81        1,320
                                                               ------------ ------------  -----------
Total revenues................................................     21,345        9,046       30,391
                                                               ------------ ------------  -----------
EXPENSES:
Policyholder benefits and claims..............................      7,366                     7,366
Non-insurance compensation and benefits.......................      3,768        2,039        5,807
Insurance underwriting, acquisition and operating ............      3,013                     3,013
Interest......................................................      2,259        4,679        6,938
Provision for consumer finance credit losses..................        260                       260
Other operating...............................................      1,678          718        2,396
                                                               ------------ ------------  -----------
Total expenses................................................     18,344        7,436       25,780
                                                               ------------ ------------  -----------
Gain on sale of subsidiaries and affiliates...................        397                       397
                                                               ------------ ------------  -----------
Income before income taxes and minority interest..............      3,398        1,610        5,008
Provision for income taxes....................................      1,051          628        1,679
Minority interest, net of income taxes........................         47                        47
                                                               ------------ ------------  -----------
Income from continuing operations.............................    $ 2,300       $  982      $ 3,282
                                                               ============ ============  ===========
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK
 EQUIVALENTS:
Continuing operations.........................................    $  3.45       $ 8.59      $  4.11
                                                               ============ ============  ===========
Weighted average common shares outstanding and common stock
 equivalents (millions).......................................      638.8        106.4        759.0
                                                               ============ ============  ===========

     See accompanying Notes to Unaudited Pro Forma Condensed
                  Combined Financial Statements

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
              (in millions of dollars, except per share amounts)

                                                                 TRAVELERS     SALOMON     PRO FORMA
                                                                HISTORICAL    HISTORICAL    COMBINED
                                                               ------------ ------------  -----------
REVENUES:
Insurance premiums............................................    $ 4,977       $           $ 4,977
Commissions and fees..........................................      2,874          804        3,678
Interest and dividends........................................      4,355        7,021       11,376
Finance related interest and other charges ...................      1,119                     1,119
Principal transactions........................................      1,016        1,077        2,093
Asset management and administration fees .....................      1,052           39        1,091
Other income..................................................      1,190           12        1,202
                                                               ------------ ------------  -----------
  Total revenues..............................................     16,583        8,953       25,536
                                                               ------------ ------------  -----------
EXPENSES:
Policyholder benefits and claims .............................      5,017                     5,017
Non-insurance compensation and benefits.......................      3,442        1,710        5,152
Insurance underwriting, acquisition and operating ............      1,912                     1,912
Interest......................................................      1,956        5,754        7,710
Provision for consumer finance credit losses..................        171                       171
Other operating...............................................      1,544          690        2,234
                                                               ------------ ------------  -----------
  Total expenses..............................................     14,042        8,154       22,196
                                                               ------------ ------------  -----------
Loss on sale of subsidiaries and affiliates...................        (20)                      (20)
                                                               ------------ ------------  -----------
Income before income taxes....................................      2,521          799        3,320
Provision for income taxes....................................        893          286        1,179
                                                               ------------ ------------  -----------
Income from continuing operations.............................    $ 1,628       $  513      $ 2,141
                                                               ============ ============  ===========
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK
 EQUIVALENTS:
Continuing operations.........................................    $  2.43       $ 4.17      $  2.63
                                                               ============ ============  ===========
Weighted average common shares outstanding and common stock
 equivalents (millions).......................................      634.8        106.5        755.1
                                                               ============ ============  ===========

       See accompanying Notes to Unaudited Pro Forma Condensed
                  Combined Financial Statements

                    TRAVELERS GROUP INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1994
              (in millions of dollars, except per share amounts)

                                                              TRAVELERS     SALOMON     PRO FORMA
                                                             HISTORICAL    HISTORICAL    COMBINED
                                                            ------------ ------------  -----------
REVENUES:
Insurance premiums.........................................    $ 5,144       $           $ 5,144
Commissions and fees.......................................      2,526          822        3,348
Interest and dividends.....................................      3,401        5,902        9,303
Finance related interest and other charges.................      1,030                     1,030
Principal transactions.....................................        900         (560)         340
Asset management and administration fees...................      1,010           23        1,033
Other income...............................................        932            7          939
                                                            ------------ ------------  -----------
  Total revenues...........................................     14,943        6,194       21,137
                                                            ------------ ------------  -----------
EXPENSES:
Policyholder benefits and claims...........................      5,227                     5,227
Non-insurance compensation and benefits....................      3,241        1,455        4,696
Insurance underwriting, acquisition and operating .........      1,867                     1,867
Interest...................................................      1,284        4,873        6,157
Provision for consumer finance credit losses...............        152                       152
Other operating............................................      1,524          715        2,239
                                                            ------------ ------------  -----------
  Total expenses...........................................     13,295        7,043       20,338
                                                            ------------ ------------  -----------
Gain on sale of subsidiaries and affiliates................        226                       226
                                                            ------------ ------------  -----------
Income (loss) before income taxes..........................      1,874         (849)       1,025
Provision for income taxes.................................        717         (439)         278
                                                            ------------ ------------  -----------
Income (loss) from continuing operations...................    $ 1,157       $ (410)     $   747
                                                            ============ ============  ===========
INCOME (LOSS) PER SHARE OF COMMON STOCK AND COMMON STOCK
 EQUIVALENTS:
Continuing operations......................................    $  1.67       $(4.41)     $  0.79
                                                            ============ ============  ===========
Weighted average common shares outstanding and common
 stock equivalents (millions)..............................      644.0        106.8        764.7
                                                            ============ ============  ===========

      See accompanying Notes to Unaudited Pro Forma Condensed
                    Combined Financial Statements

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

   The Merger Agreement provides that each share of Salomon Common Stock will be exchanged for 1.13 shares of Travelers Common Stock. The Merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, Travelers historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The Merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

2. ACCOUNTING POLICIES

   Travelers and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Travelers' or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3. INTERCOMPANY TRANSACTIONS

   Transactions between Travelers and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4. PRO FORMA ADJUSTMENTS

   The pro forma adjustments to common stock, paid-in capital, retained earnings and treasury stock at June 30, 1997 reflect (1) the retirement of shares of Salomon Common Stock held in treasury pursuant to the Merger Agreement, (2) adjustments to account for 70 million shares of Travelers Common Stock held in treasury to be issued in the transaction as though retired, in accordance with APB No. 16, and (3) the issuance of 121.4 million shares of Travelers Common Stock to effect the Merger. The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Salomon Common Stock outstanding at that time.

5. PRO FORMA EARNINGS PER SHARE

   The pro forma combined primary earnings per share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Travelers and Salomon. The number of common shares and common share equivalents of Salomon is based on an exchange ratio of 1.13 shares of Travelers Common Stock for each issued and outstanding share and share equivalent of Salomon.

6. RESTRUCTURING CHARGE

   The pro forma financial data do not reflect a planned Merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

7. FUTURE COST SAVINGS

   As Salomon's operations are integrated with the existing operations of Travelers, management expects to achieve, by the end of a three year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.

   The statements contained in notes 6 and 7 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Travelers undertakes no obligation to update publicly or revise any forward-looking statements.